SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 29, 2005

ADSERO CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-31040	65-0602729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Nobel Street, Sainte Julie, Quebec (Address of principal executive offices)	J3E 1Z8 (Zip Code)

(450) 922-5689

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agency Agreement

On November 29, 2005 we entered into an Agency Agreement with Loewen, Ondaatje, McCutcheon Limited (“LOM”) pursuant to which we offered and sold through LOM, as placement agent, (the “Agent”) 1,400,000 subscription receipts (the “Subscription Receipts”) at a price of $.50 per Subscription Receipt or $700,000 in the aggregate. The offering was made to non-US persons in reliance on Regulation S under the Securities Act of 1933 as amended. Each Subscription Receipt will be automatically exercised, without payment of any additional consideration, at the Automatic Exercise Date, as defined below, into, subject to adjustment, a unit (the “Units”) consisting of one share of our common stock (the “Unit Shares”) and one common stock purchase warrant (the “Unit Warrants”). Each Unit Warrant entitles the holder to purchase an additional share of our common stock (the “Warrant Shares”) at a price of $1.25 per share during the 30 month period that commenced on November 29, 2005.

Pursuant to the Agency Agreement, we paid the Agent a commission of $49,000 which is equal to 7% of the gross aggregate offering proceeds and issued to the Agent 98,000 broker warrants (the “Broker Warrants”) which is equal to 7% of the number of Subscription Receipts sold. Each Broker Warrant will be automatically exercised, without payment of any consideration, at the Automatic Exercise Date, as defined below, into, subject to adjustment, one agent’s warrant (the Agent’s Warrant”). Each Agent’s Warrant entitles the holder, subject to adjustment and the terms and condition set forth in the Agent’s Warrant certificate, to purchase from us one Unit at a price of $.50 per Unit during the 30 month period that commenced November 29, 2005.

For purposes of the Agency Agreement, the Automatic Exercise Date means the earlier of (i) December 31, 2005; (ii) the closing date in respect of the Prospectus and the Registration Statement, as defined below; and (iii) the Qualification Date.

The Qualification Date is defined as the earlier of (i) December 31, 2005; or (ii) the date ten business days following the date by which both (a) a receipt (the “Receipt”) for the final prospectus of ours that qualifies the Units and Agent’s Warrants for issuance in Canada (the “Prospectus”) has been obtained by us from the securities commission or securities regulatory authorities in those Canadian provinces where purchasers of the Subscription Receipts reside and (b) a registration statement under the Securities Act of 1933, as amended, (the “Registration Statement”) has become effective for registering the resale of the Unit Shares, Unit Warrants (including those underlying the Agent’s Warrants, as defined below), and the Warrant Shares issuable upon exercise of the Unit Warrants. In all events we have agreed to use our best efforts to have our common shares listed for trading on the Toronto Stock Exchange, file and obtain the Receipt for the Prospectus and file and have the Registration Statement declared effective by March 31, 2006.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 REGISTERED SALES OF EQUITY SECURITIES

In connection with our November 29, 2005 Agency Agreement with Loewen, Ondaatje, McCutcheon Limited described in Item 1.01 hereof, and the related offering made thereunder in reliance on the exclusion from registration provided by Regulation S under the Securities Act of 1933, as amended, we issued the following securities:

(i)	1,400,000 Subscription Receipts
(ii)	98,000 Broker Warrants

For a detailed description of the forgoing securities and the securities into which they will be automatically exercised, reference is made to Item 1.01 hereof.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS	DESCRIPTION
4.1	Subscription Receipt Certificate dated November 29, 2005
4.2	Broker Warrant Certificate dated November 29, 2005
10.1	Agency Agreement, dated November 29, 2005 between Registrant and Loewen, Ondaatje, McCotcheon Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADSERO CORP.

Dated:	December 1, 2005	By:	/s/ William Smith
		Name:	William Smith
		Title:	Secretary, Treasurer,

Chief Financial Officer